EXHIBIT 99.1

                        CERTIFICATION OF PERIODIC REPORT

I, Larry G. Arnold,  President and Chief  Executive,  Financial  and  Accounting
Officer of Inform Worldwide Holdings, Inc. (the Company),  certify,  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)  the Quarterly  Report on Form 10-Q of the Company for the quarterly  period ended March 31, 2003 (the Report) fully complies with the  requirements  of
     Section  13(a) or 15(d) of the  Securities  Exchange Act of 1934 (15 U.S.C.
     78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated:  May 15, 2003

                                    /s/Larry G. Arnold
                                    ------------------
                                    Larry G. Arnold
                                    President and Chief Executive, Financial and
                                    Accounting Officer
                                    Through January 26, 2003